UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported):  August 25, 2016

KLX Inc.

(Exact name of Registrant as specified in charter)

Delaware	001-36610	47-1639172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Corporate Center Way, Wellington, Florida (Address of principal executive offices)	33414-2105 (Zip Code)

Registrant’s telephone number, including area code:  (561) 383-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of KLX Inc. (the “Company”), took place on August 25, 2016.  Proxies for the meeting were solicited and the proposals described below were submitted to a vote of the Company’s stockholders at the annual meeting.  The following is a brief description of each matter voted on and the results of voting.

1.              Election of two Class II Directors.

2.              Approval of a Non-Binding Advisory Note on Executive Compensation

3.              Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the 2016 Fiscal Year.

The number of shares voted for, against and abstained/withheld, as well as the number of broker non-votes, were as follows:

	For	Against	Abstained/ Withheld	Non-Votes
1. Election of Class II Directors
Benjamin A. Hardesty	34,114,299	—	14,142,570	1,474,725
Stephen M. Ward, Jr.	34,114,404	—	14,142,465	1,474,725

2. Non-Binding Advisory Vote on Executive Compensation	45,652,287	2,314,015	290,567	1,474,725

3. Ratification of Appointment of Deloitte & Touche LLP	49,695,417	27,552	8,625	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 26, 2016

KLX INC.

By:	/s/ Michael F. Senft
Name: Michael F. Senft
Title: Vice President, Chief Financial Officer and Treasurer